UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 15, 2010

IMS HEALTH INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14049	06-1506026
(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue, Norwalk, Connecticut	06851
(Address of Principal Executive Offices)	(Zip Code)

(203) 845-5200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

As previously announced, IMS Health Incorporated (the “Company”) has entered into an Agreement and Plan of Merger, dated as of November 5, 2009, by and among the Company, Healthcare Technology Holdings, Inc., a Delaware corporation, and Healthcare Technology Acquisition, Inc. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Healthcare Technology Holdings, Inc., providing for the merger (the “Merger”) of Merger Sub with and into the Company.

As previously disclosed in more detail in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) by the Company on December 29, 2009 (the “Definitive Proxy Statement”), in connection with the Merger, three putative stockholder class action lawsuits were filed in the Delaware Court of Chancery and two in the Superior Court of Connecticut, Judicial District of Stamford. These lawsuits generally alleged breaches of fiduciary duty by the Company’s directors in connection with the Merger. On December 2, 2009, the three putative shareholder class action lawsuits filed in Delaware were consolidated into a single action, captioned In re IMS Health Inc. Shareholder Litigation, C.A. No. 5057-CC (the “Delaware Action”).

On January 14, 2010, the plaintiffs in the Delaware Action filed a Notice and Order of Voluntary Dismissal of all their claims, without prejudice, in which they represented that no compensation in any form has passed directly or indirectly from defendants to plaintiffs or plaintiffs’ attorneys and that no promise to give any such compensation has been made. The Court of Chancery granted the dismissal on January 15, 2010.

As of the date hereof, the two putative shareholder class action lawsuits filed in the Superior Court of Connecticut, Judicial District of Stamford remain pending.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Merger, the Company filed the Definitive Proxy Statement and a form of proxy with the SEC on December 29, 2009 and the Definitive Proxy Statement and a form of proxy were mailed to the stockholders of record of the Company as of December 28, 2009. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY BECAUSE THE DEFINITIVE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The stockholders of the Company will be able to obtain, without charge, a copy of the Definitive Proxy Statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The stockholders of the Company will also be able to obtain, without charge, a copy of the Definitive Proxy Statement and other relevant documents by written or telephonic request directed to IMS Health Incorporated, Attn: Investor Relations, 901 Main Avenue, Norwalk, Connecticut 06851, telephone: (203) 845-5200, on the Investors page of the Company corporate website at www.imshealth.com, or from our proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5835 (banks and brokers call collect at (212) 750-5833).

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company with respect to the Merger. Information about the Company directors and executive officers, their ownership of the Company common stock and their interests in the Merger, which may be different than those of the Company stockholders generally, is set forth in the Definitive Proxy Statement and the proxy statement for the 2009 Annual Meeting of Stockholders of the Company, which was filed with the SEC on March 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMS HEALTH INCORPORATED

	By:	/s/ Harvey A. Ashman
	Name:	Harvey A. Ashman
	Title:	Senior Vice President, General Counsel and External Affairs

Date: January 20, 2010